SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                      -------------------------------------

                                 Date of Report
                                December 21, 1998

                           CONCORD ENERGY INCORPORATED
             (Exact Name of Registrant as Specified in its charter)

          Delaware                      2-6806-NY                22-2670198
(State or other jurisdiction           (Commission             (IRS Employer
   of incorporation)                   File Number)          Identification No.)

 1515 Simmons Street, Jourdanton, Texas                            78026
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (830) 769-3955

Item 5. Other Events.

      On December 18, 1998, Concord Energy Incorporated (the "Company") and its subsidiary Knight Equipment & Manufacturing Corporation ("KEMCO") filed Monthly Operating Reports for the period ended November 30, 1998 pursuant to Chapter 11 of the United States Bankruptcy Code, Case No. 98-54129-K and 98-54130-K, respectively, with the United States Bankruptcy Court, Western District of Texas, San Antonio Division, and with the United States Trustees Office in San Antonio, Texas.

      Copies of the Monthly Operating Reports of the Company and its subsidiary KEMCO are filed herewith as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             The following exhibits are filed as part of this report:

                  99.1 November 1998 Monthly Operating Report of Concord Energy Incorporated.

                  99.2  November  1998  Monthly   Operating   Report  of  Knight
                        Equipment & Manufacturing Corporation.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Concord Energy Incorporated

                                      (Registrant)

Dated: December 21, 1998               By: /s/ Deral Knight
                                          --------------------------------------
                                          Deral Knight,
                                          President, Chief Executive Officer
                                          and Chairman of the Board of Directors


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

                                  EXHIBIT INDEX

  Exhibit                                                                Page
  Number                      Description                               Number
  ------                      -----------                               ------

  99.1               November 1998 Monthly Operating
                     Report of Concord Energy Incorporated                 5

  99.2               November 1998 Monthly Operating
                     Report of Knight Equipment &
                     Manufacturing Corporation                            14


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